                                                                    Exhibit 10.1


                  THIS AGREEMENT made as of the 25th day of April, 2003

B E T W E E N :

                  DVOD NETWORKS INC.,
                  a corporation incorporated under the laws of the Province of Ontario,

                                                   herein called the "Purchaser"

                                     - and -

                  CHELL GROUP CORPORATION,
                  a corporation incorporated under the laws of New York,

                                                      herein called the "Vendor"


         THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants herein contained and subject to the terms and conditions hereinafter set out, the parties hereto agree as follows:

                                    SECTION 1
                                 INTERPRETATION

1.01     DEFINITIONS
         In this Agreement, unless there is something in the subject matter or context inconsistent therewith:

         (a) "Agreement" means this agreement to, inter alia, purchase and sell shares of GalaVu Entertainment Network Inc. (the "Corporation"), and the expressions "above", "below", "herein", "hereunder", "hereof", and similar expressions refer to this Agreement.

         (b) "Ancillary Agreements" means all additional documents contemplated in the Agreement, including those agreed to by the parties hereto and delivered in connection with the Agreement.

         (c) "Assets" means the Assets of the Corporation, which are more particularly described in Schedule 8 attached hereto.

         (d) the "Business" means the business presently and heretofore carried on by the Corporation together with all goodwill associated with such activity.

         (e) "Closing Date" means the 25th day of April, 2003, or such other date as may be mutually agreed to by the parties.

         (f) "Disclosure Letter" means a letter from the Vendor to the Purchaser disclosing information required by this agreement dated the 25th day of April, 2003 and attached hereto as Schedule 12.

         (g) "Effective Date Financial Statements" has the meaning attributed to it in section 4.02.

         (h) "Effective Date" means the close of business on the 31st day of March, 2003.

         (i) "Long-Term Contract" means a contract binding the Corporation, obligating it to spend in excess of Ten Thousand Dollars ($10,000.00) per year, and which cannot be terminated on three-months notice or less.

         (j) "Financial Statements" means the internally prepared financial statements of the Corporation as at year-end, August 31, 2002 and at January 31, 2003, which statements are attached hereto as
              Schedule 1. For greater certainty, the statements include a balance sheet and income statement only and do not include a statement of cash flow or notes to the financial statements.

         (k) "Purchased Shares" means all of the issued and outstanding shares in the capital of the Corporation owned by the Vendor.

         (l) "Time of Closing" means the time on the Closing Date when the closing of the purchase and sale herein provided for shall be completed.

1.02     CANADIAN DOLLARS
         All dollar amounts referred to in this Agreement are in Canadian funds.

1.03     EXTENDED MEANINGS
         In this Agreement, words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.04     ENTIRE AGREEMENT
         This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

1.05     HEADINGS
         Section headings are not to be considered part of this Agreement and are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents thereof.

1.06     SCHEDULES
         The following are the schedules attached to and incorporated in this Agreement by reference and are deemed to be a part hereof:

         Schedule 1...............Financial Statements

         Schedule 2...............List of Contracts

         Schedule 3...............List of Employment Agreements, Pension
                                  or Profit Sharing Plan and/or Union Agreement

         Schedule 4...............Intellectual Property

         Schedule 5...............List of Leases

         Schedule 6...............Intentionally Deleted

         Schedule 7...............List of Insurance Coverage

         Schedule 8...............List of Assets

         Schedule 9...............Indemnity Agreement

         Schedule 10..............Litigation

         Schedule 11..............Agreements Regarding Federal and Provincial
                                  Taxes

                                    SECTION 2
                           REPRESENTATIONS, WARRANTIES
                           AND COVENANTS OF THE VENDOR

2.01     REPRESENTATIONS, WARRANTIES AND COVENANTS
         The Vendor hereby represents and warrants to the Purchaser as follows in this section and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement. Notwithstanding the above, it is specifically agreed that the Vendor has made such representations and warranties based on statements made and information provided to it by Brad Schroeder ("Schroeder"), acting in his capacity as an officer of the Corporation. In the event that Schroeder was aware, after due inquiry, of the inaccuracy of any of the representations and warranties given by the Vendor and related to GalaVu hereunder, the Vendor shall not be liable to the Purchaser for any such breach of any representation or warranty:

         (a) PURCHASED SHARES
         The Vendor beneficially owns the Purchased Shares and at the Time of Closing, the Purchased Shares, the Business and the Assets of the Business shall, except with respect to any statutory liens for unpaid taxes or required withholdings (including without limiting the foregoing, unpaid goods and services taxes and retail sales taxes), be free of all mortgages, charges, liens and other encumbrances (other than any encumbrances specifically assumed and agreed in writing by the Purchaser) and no person, firm or corporation has or shall have any agreement or option or right capable of becoming an agreement for the purchase from the Vendor of any of the Purchased Shares or the Business or Assets of the Business except as provided herein, and the Vendor is and will be entitled to sell and assign the Purchased Shares as provided in this Agreement.

         (b) CANADIAN RESIDENCE
         The Vendor is a non-resident of Canada for the purposes of Part 1 of the Income Tax Act (Canada) as amended.

         (c) DUE INCORPORATION AND CAPITALIZATION

             (i) The Corporation is a corporation validly existing and in good standing under the OBCA with the corporate power and authority to conduct the Business, to own and lease its respective properties and assets, to enter into this Agreement and the Ancillary Agreements to which it is a party or is to become a party pursuant to the terms hereof and to perform its obligations hereunder and thereunder.

             (ii) The Corporation has been duly incorporated and organized under the laws of the Province of Ontario and its authorized capital consists of unlimited common shares of which only one hundred (100) common shares (and no more) have been issued and are presently outstanding as fully paid and non-assessable;

             (iii) There are no preferred or preference shares of the Corporation either authorized or issued;

             (iv) There are no outstanding subscriptions, options, rights, warrants or other agreements or commitments obligating the Corporation to sell or issue any additional shares of any class or any securities convertible into any shares of any class except such subscriptions, options, rights, warrants, agreements or commitments as may hereafter be consented to in writing by the Purchaser pursuant to this Agreement;

             (v) The Vendor is validly existing and in good standing under the jurisdiction of its incorporation, with the corporate power and authority to conduct its business and to own the Purchased Shares.

             (vi) Except as contained in the minute book of the Corporation, the Articles of Incorporation incorporating the Corporation have not been amended and the Corporation has not authorized delivery or delivered to the Ministry of Consumer and Commercial Relations any application for Articles of Amendment as of the date hereof, and the Corporation is up-to-date in all filings with the Ministry of Consumer and Commercial Relations, the Ontario Ministry of Revenue, and Revenue Canada (Taxation).

             (vii) The Vendor has the capacity, power and authority to execute, deliver, and perform its obligations under this Agreement and the Ancillary Agreements to be executed and delivered by it in connection with the transactions contemplated hereby and thereby. The Vendor has taken all corporate or other action necessary to authorize the execution and delivery of this Agreement and such other Ancillary Agreements. This Agreement creates, and, when such other Ancillary Agreements are executed and delivered, such other Ancillary Agreements shall create, legal, valid, and binding obligations of the Vendor, enforceable against the Vendor in accordance with their respective terms. The Vendor has executed and delivered this Agreement after having obtained such independent legal and other professional advice as the Vendor deemed necessary or appropriate, on a fully informed basis, and without duress or coercion.

             (viii) Neither the execution and delivery by the Vendor of this
                    Agreement and of the Ancillary Agreements to be executed and delivered by the Vendor connection with the transactions contemplated hereby or thereby, nor the consummation by the Vendor of the transactions contemplated hereby or thereby, will result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both):

                     (i) any statute, rule or regulation applicable to the
                         Corporation or the Vendor, as the case may be; or
                    (ii) the constating documents, by-laws or resolutions of the
                         Corporation or the Vendor, as the case may be, which
                         are in effect at the date hereof.

             (ix) Neither Corporation nor the Vendor is subject to, or a party to, any charter or by-law restriction, any law, any claim, any shareholders agreement, voting trust, contract or instrument, any encumbrance or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or compliance with the terms, conditions and provisions of this Agreement and the Ancillary Agreements, or the continued operation of the Business after the date hereof on substantially the same basis as heretofore operated, or which would restrict the ability of the Purchaser to acquire any of the Purchased Shares, except for the approval of the board of directors and shareholders of the Corporation to the transfer of the Purchased Shares to the Purchaser.

             (x) Except for such distributions and dividends as are reflected in the Financial Statements, since the Effective Date Financial Statements, the Corporation, has not, directly or indirectly, declared, paid or otherwise become obligated to make any dividend or other distribution on any of its securities, redeemed, purchased or otherwise acquired any of its securities of any class or agreed to do any of the foregoing.

         (d) BUSINESS
             (i) The Corporation has the corporate power to own its property and to carry on the Business.

             (ii) The Corporation is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary.

         (e) REMUNERATION OF OFFICERS, ETC

         Except in respect of amounts owing with respect to contracted personal services as described in the Disclosure Letter or employment services arising in the ordinary course, both of which are set out on the Effective Date Financial Statements, there are no outstanding payments owing by the Corporation to its officers, directors, shareholders or employees or to any person or company not dealing at arm's length as such term is defined in the Income Tax Act (Canada) with it.

         (f) CONTRACTS
         The Corporation has no outstanding Long Term Contracts or other contracts except as are disclosed in Schedules 2, 3, 4, 5 and 7 hereto.

         (g) CONTRACTS

             (i) Schedule 2 contains a list of all written or oral material contracts, agreements, leases, client contracts, commission agreements, purchase orders, instruments, commitments, understandings and collective bargaining agreements, to which the Corporation is a party or which the Corporation has assumed, other than those described in other schedules. Except with respect to late payments on contractual arrangements, which late payments are described in Schedule 2, the Corporation is not in breach or violation of, or in default under, nor is there a valid basis for a claim that it is in breach or violation of, or default under, any agreement and no event has occurred including the execution of this Agreement and the completion of this Agreement, which, with the lapse of time or the giving of notice, or both, would constitute such a breach, violation or default by the Corporation thereunder. To the knowledge of the Vendor, no other party is in breach or violation of, or in default under, any such agreement.

             (ii) Except as set forth on Schedule 2 the Corporation is not a party to any material written:

                    (A)  franchise or distributorship agreement;
                    (B) contract or commitment obligating the Corporation to sell or supply products or to perform services other than those which were entered into in the ordinary course of business consistent with past practice;
                    (C) contract or commitment limiting or restraining the Corporation from engaging or competing in any lines of business with any person, firm, corporation, or other entity;
                    (D) contract relating to the Corporation not made in the ordinary course of business (excluding this Agreement) consistent with the past practices of the Corporation;
                    (E)  representative or sales agency contract or commitment;
                    (F) contract or commitment for the borrowing of money or other agreement or arrangement for a line of credit;
                    (G) contract or commitment for the employment of any officer, individual employee or agent;
                    (H) contract with an unexpired term of one (1) year or more;
                    (I) continuing contract or commitment for the purchase of materials, supplies, equipment or services;
                    (J) bonus, pension, profit sharing, deferred compensation, retirement, hospitalization, insurance or similar plan or practice, formal or informal, in effect with respect to employees or others;
                    (K) contract or commitment for the purchase of any fixed or capital Assets, other than contracts or commitments involving an aggregate expenditure of not more than $5,000.00;
                    (L) contract or commitment for the sale of any fixed or capital Assets having a value in excess of $5,000.00;
                    (M)  management agreement;
                    (N) contract or commitment to make any gift of any of its property other than donations in the ordinary and usual course;
                    (O)  guarantee or other similar obligation; or
                    (P) contract, agreement or other instrument which materially adversely affects its business or condition or any of its Assets or properties or is materially burdensome to it.

         (h) EMPLOYMENT AND PENSION AGREEMENTS
         Save and except as set forth in Schedule 3 hereto, the Corporation is not a party to any written employment or pension agreement or profit-sharing plan or union agreement nor or there any written or unwritten bonus arrangements with employees. Details of the employment arrangements for all employees were delivered to the Purchaser in the Disclosure Letter.

         (i) LEASES
             (i) Schedule 5 lists and briefly describes all leases, subleases or agreements pursuant to which the Corporation is lessee or lessor (whether by assignment or otherwise) or holds, manages or operates any property real or personal, owned by any third party or pursuant to which any property owned by the Corporation is held, operated or managed by a third party.

             (ii) The Corporation is the holder of all the leasehold estates purported to be granted by the real property instruments described in Schedule 5 (including leasehold estates assigned to it) and is the owner, subject to landlord and tenant laws, of all fixtures, improvements, equipment, machinery, and other personal property on those leasehold estates free and clear of all mortgages, security interests, pledges, liens, conditional sales agreements, encumbrances, claims, restrictions or charges of any kind or character except as provided in such leases. Each of the aforesaid real property and personal property leases is in full force and effect and constitutes the legal, valid and binding obligation of the respective parties thereto (including any assignees thereof), enforceable in accordance with its terms and grants the leasehold estate it purports to grant. The Corporation has in all material respects performed all the obligations required to be performed by each to date under such leases and agreements, subject to any accounts payables showing on the Effective Date Financial Statements.

         (j) LITIGATION
         Save and except as described in Schedule 10 there are no actions, suits or proceedings (whether or not purportedly on behalf of the Corporation) pending or threatened against or affecting the Corporation at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency, Court or instrumentality, domestic or foreign, which action, suit or proceeding involves the possibility of any judgment against or liability of the Corporation. The Vendor is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

         (k) BANKING
         The Corporation's bank accounts are listed in the Disclosure Letter, and it has no other bankers or financing arrangements in place.

         (l) LIABILITIES
         Except as disclosed in the Financial Statements, the Effective Date Financial Statements, the Schedules hereto, the Disclosure Letter and those accruing in the ordinary course of business from the Effective Date to the Closing Date, there are no liabilities of the Corporation.

         (m) TAXES
         Save and except as disclosed in the Schedules hereto, the Disclosure Letter, and on the Effective Date Financial Statements and those accruing but not yet due in the ordinary course of business between the Effective Date and the Closing Date, the Corporation has paid all taxes exigible from it or for the collection of which they are responsible under the laws of Canada or any other jurisdiction, in the case of taxes on income, in respect of all fiscal years ended prior to the Time of Closing for which such taxes were due and payable.

         (n) LICENSES AND PERMITS
             (i) To the best of knowledge of the Vendor, the Corporation holds all licenses, permits and authorizations from all regulatory authorities having jurisdiction necessary to enable it to carry on the Business.
             (ii) No Authorization of any governmental entity is required to be obtained by the Vendor or the Corporation for the execution and delivery of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.

         (o) NO CHANGE IN THE TITLE TO ASSETS
         The Corporation has good and marketable title to all Assets of the Corporation free of all liens, charges or encumbrances, and which Assets are more particularly described in Schedule 8.

         (p) RECORDS AND DATA
             (i) All information, records and data furnished to the Purchaser, its representatives and counsel pursuant to this Agreement are, to the best of the Vendor's knowledge and belief, accurate in all material respects;

             (ii) The books and records of the Corporation fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Corporation as at the date hereof and all material financial transactions have been accurately recorded in such books and records; and

             (iii) To the knowledge of the Vendor, the corporate records of the Corporation are complete and accurate, and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable laws and with the articles and by-laws of the Corporation and without limiting the generality of the foregoing, (i) the minute books contain complete and accurate minutes of all meetings and written resolutions of the directors and shareholders held since the date of incorporation of the Corporation, and all such meetings and resolutions were duly called and held or passed, as the case may be; (ii) all acts and proceedings of the Shareholders, directors and officers of the corporation have been duly approved or ratified by the directors or the shareholders in compliance with applicable laws; (iii) the share certificate books, register of shareholders and register of transfers are complete and accurate, and all such transfers have been duly completed and approved and any exigible tax payable in connection with the transfer of any of their securities has been duly paid; and (iv) the registers of directors and officers are complete and accurate and all former and present directors and officers were duly elected or appointed as the case may be.

         (q) GUARANTEES
         The Corporation will not, as of the Closing Date be a party to any agreement of guarantee, indemnification or assumption of the obligations of a third party, or other like commitment, including endorsements or other contingent liabilities.

         (r) INSURANCE
             (i) The Corporation has its properties adequately insured at replacement cost value against loss or damage by insurable hazards or risks to the extent that such properties are usually insured by companies operating properties of similar nature. All such insurance is part of a blanket insurance policy for all of the Vendor's companies and will have to be replaced by the Purchaser on the Closing Date.

             (ii) Annexed hereto as Schedule 7 is a true and complete list of all insurance policies maintained by the Corporation on its properties, Assets, businesses or personnel as of the date hereof and true and complete copies of the most recent inspection reports, if any, received from insurance underwriters as to the condition of such properties and Assets; to the best of knowledge of the Vendor, the Corporation is not in default with respect to any of the provisions contained in any such insurance policy and neither has it failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

         (s) INTELLECTUAL PROPERTY

         Schedule 4 attached hereto lists and contains a description of:

                    (A) all patents, patent application and registrations, trade marks, trade mark applications and registrations, copyrights, copyright applications and registrations, trade names and industrial designs, domestic or foreign, owned or used by the Corporation relating to the operation of the Business;

                    (B) all trade secrets, know-how, inventions and other intellectual property owned or used by the Corporation relating to the Business, and

                    (C) all material computer systems and application software, including without limitation all documentation relating thereto and the latest revisions of all related object and source codes therefore, owned or used by the Corporation relating to the Business,

(all of the foregoing being hereinafter collectively called the "Intellectual Property")

             (ii) The Corporation has good and valid title to all of the Intellectual Property, free and clear of any and all liens, charges or encumbrances, except in the case of any Intellectual Property licensed to the Corporation as disclosed in Schedule 4. Complete and correct copies of all agreements whereby any rights in any of the Intellectual Property have been granted or licensed to the Corporation have been provided to the Purchaser. No royalty or other fee is required to be paid by the Corporation to any other person in respect of the use of any of the Intellectual Property except as provided in such agreements delivered to the Purchaser and, except in the case of any Intellectual Property licensed to the Corporation as disclosed in
                    Schedule 4. The Corporation has protected its rights in the Intellectual Property in the manner and to the extent described in Schedule 4. Except as indicated in Schedule 4, the Corporation has the exclusive right to use all of the Intellectual Property and has not granted any license or other rights to any other person in respect of the Intellectual Property. Complete and correct copies of all agreements whereby any rights in any of the Intellectual Property have been granted or licensed by the Corporation to any other person have been provided to the Purchaser.

             (iii) Except as disclosed in Schedule 4 there are no restrictions on the ability of the Corporation or any successor to or assignee from the Corporation to use and exploit all rights in the Intellectual Property. For greater certainty, the Corporation currently shares an accounting license with the Vendor and it affiliates and will need to acquire its own NVision software to continue use of the current accounting system. All statements contained in all application for registration of the Intellectual Property were true and correct as of the date of such applications. Each of the trade marks and trade names included in the Intellectual Property is in use.

             (iv) The conduct of the Business and the use of Intellectual Property does not infringe, and the Corporation has not received any notice, complaint, threat or claim alleging infringement of, any patent, trade mark, trade name, copyright, industrial design, trade secret or other Intellectual Property or propriety right of any other person, and the conduct of the Business does not include any activity which may constitute passing off.

             (v) To the best of the Vendor's knowledge, the computer systems, including hardware and software are free from viruses and the Corporation has taken, and will continue to take, all steps and implement all procedures necessary to ensure, so far as reasonably possible, that such systems are free from viruses and will remain so until Closing Time.

         (t) TAX RETURNS
         Except in respect of income tax filings for the August 31, 2002 year end, the Corporation has duly and timely filed all tax returns required to be filed by it, and has except as disclosed on the Effective Date Financial Statements, the Schedules hereto and the Disclosure Letter and those accruing but not yet due in the ordinary course of business between the Effective Date and the Closing Date, paid all taxes shown to be due and payable on such returns, and has paid all assessments and re-assessments, and all other taxes, charges, penalties, interest and fines due and payable by it on or before the date hereof and which are claimed by any governmental authority to be due and owing and adequate provision has been made on the books of the Corporation for taxes payable for the current period for which tax returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for any extension of time with respect to the filing of any tax by or payment of any tax, governmental charge or deficiency against the Corporation, and to the best of the Vendor's knowledge and belief there are no actions, suits, proceedings, investigations or claims now threatened or pending against the Corporation with respect to taxes, governmental charges or assessments, or any other matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority; the Corporation has withheld from payments made to any of its respective officers, directors, former directors and employees, the amount of all taxes, including but not limited to income tax, and other deductions required to be withheld therefrom and has paid the same to the proper tax or other receiving officers within the time required under any applicable tax legislation.

         (u) CARRYING ON BUSINESS TO CLOSING
         The Vendor shall cause the Business to be carried on in the ordinary course between the date of execution and delivery of the Agreement and the Closing Date and undertake to notify the Purchaser of any event or occurrence during such period which might reasonably be considered to have a materially adverse effect on the Business or the Corporation.

         (v) REPRESENTATIONS AND WARRANTIES TRUE ON CLOSING DATE
         All representations and warranties contained in this Section 2 shall be true on and as of the Closing Date with the same effect as if made on and as of such date except due to changes in circumstances between the date hereof and the Time of Closing of which the Vendor shall have advised the Purchaser in writing at or before the Time of Closing, excepting any changes arising in the ordinary course of business.

         (w) REPRESENTATIONS, WARRANTIES & COVENANTS SURVIVING CLOSING DATE
         The representations, warranties and covenants of the Vendor contained in Section 2 hereof, shall survive the Closing Date and notwithstanding the closing of the transaction herein provided for, shall continue in full force and effect for a period of twenty seven (27) months from the Time of Closing, except
(i) with respect to Tax Matters which shall survive until all periods of re-assessment shall have expired with no appeal filed or if an appeal is filed, until a final determination of the said appeal (In this Agreement Tax Matters shall be understood to mean: income taxes, both Federal and Provincial, sales tax, Goods and Services Tax, Employer Health Tax, duties and excise tax) and
(ii) any claim for indemnification based on a breach of Sections 2.01 (a) or
2.01 (c) (i), (ii), (iii), (iv) and (vi) or on fraud, which shall have no restriction and shall survive indefinitely).

         (x) SUBSIDIARIES AND INVESTMENTS.

             (a)    The Corporation has no subsidiaries.

             (b) The Corporation does not have any agreements of any nature to establish or acquire any subsidiary or to acquire or lease any other business operations and the Corporation has not made or agreed to make any loan to or investment in any other Person. Neither the Corporation nor the Vendor is a party to any joint venture or other similar agreement or arrangement that involves any sharing of profits of the Business or the operation of an enterprise that is similar to or competitive with the Business.

         (y) FINANCIAL MATTERS.
         Subject to Section 1.01(j), the Financial Statements properly reflect all properties, assets and liabilities of the Corporation as a whole as of the dates of such Financial Statements. The Financial Statements fairly present the results of operation and the financial position of the Corporation as of the respective dates thereof in conformity with GAAP consistently applied with the principles and procedures employed in prior periods.

         (z) UNDISCLOSED LIABILITIES.
         Except as set forth in this Agreement, the Financial Statements, the Effective Date Financial Statements or the Vendor Disclosure Letter, there are no liabilities or obligations (which would exceed $10,000 in the aggregate), secured or unsecured (whether absolute, accrued, contingent, or otherwise, and whether due or to become due), of a nature required by GAAP to be reflected in a balance sheet of the Corporation except such liabilities and obligations that have arisen or been incurred in the ordinary course of business since the Effective Date Financial Statements and except for any liabilities that may have arisen as a result of the assignments of indebtedness owed by the Corporation pursuant to Sections 5.01 (k) or (r).

         (aa) ENVIRONMENTAL COMPLIANCE.
         Except as set forth in the Vendor Disclosure Letter, the Corporation, nor, to the knowledge of the Vendor, any prior owner, user, controller, or occupant, nor any tenant, subtenant, prior tenant, or prior subtenant has ever used Hazardous Materials on, from, or affecting the assets of the Corporation or any facility, site, area, or property owned or leased by the Corporation, in any manner that materially violates any Canadian law, regulation, governmental restriction, order, judgment, or decree governing the use, storage, treatment, transportation, manufacture, handling, production, or disposal of Hazardous Materials. "Hazardous Materials" include any flammable materials, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined under applicable Canadian federal and provincial environmental laws. The term "material" includes asbestos, polychlorinated biphenyls, kerosene, and fuel oil. The term "release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment. The term "environment" means any surface or groundwater water supply, land, surface, or subsurface strata or the ambient air.

         (bb) BROKER'S OR FINDER'S FEES.
         The Corporation has not authorized any person to act as broker or finder or in any other similar capacity in connection with the transactions contemplated by this Agreement in any manner that may or will impose liability on the Purchaser, the Corporation or the Business.

         (cc) BANK ACCOUNTS AND POWERS OF ATTORNEY.
         The Vendors Disclosure Letter contains an accurate list showing (i) the name of each bank in which the Corporation has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto; and (ii) the names of any persons holding powers of attorney from the Corporation and a summary statement of the terms thereof.

         (dd) FULL AND FINAL DISCLOSURE.
         The information contained in the documents, certificates and written statements (including this Agreement and the schedules and exhibits hereto) furnished to the Purchaser by or on behalf of the Corporation with respect to the Corporation (including the Business and the results of operations, financial condition and prospects of the Corporation) for use in connection with this Agreement or the transactions contemplated by this Agreement is true and complete in all material respects and does not, to the best of the knowledge of the Vendor after conducting an inquiry which a reasonably prudent person would make under the circumstances, omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Corporation or the Vendor that has not been disclosed to the Purchaser by the Corporation or the Vendor in writing that would be reasonably likely to cause the Purchaser not to enter into this Agreement and the transactions contemplated herein had such fact been disclosed to the Purchaser.

         (ee) INDEMNIFICATION IN FAVOUR OF THE PURCHASER.
         The Vendor shall indemnify and save the Purchaser harmless of and from any claim or loss suffered by, imposed upon or asserted against the Purchaser as a result of, in respect of, connected with or arising out of, under or pursuant to:

             (a) any failure of the Vendor to perform or fulfill any covenant of the Vendor under this Agreement or any Ancillary Agreement; and

             (b) any breach or inaccuracy of any representation or warranty given by the Vendor contained in this Agreement or in any Ancillary Agreement; and

             (c) any action, claim or proceeding initiated by a shareholder of the Vendor in respect of the transactions contemplated by this Agreement.

                                    SECTION 3
              REPRESENTATIONS, WARRANTIES & COVENANTS OF PURCHASER

3.01     REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

         The Purchaser represents, warrants and covenants as provided in this
Section 3:

         (a) EXECUTION AND DELIVERY OF AGREEMENT
         The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby do not constitute a breach or a default under the terms of the charter, by-laws or other constating documents of the Purchaser, nor under any agreement to which the Purchaser is a party or by which it is bound, and upon closing will be duly and validly authorized by all necessary corporate action and will be legally binding upon the Purchaser in accordance with its terms.

         (b) DOCUMENTS AND INFORMATION
         Until immediately after the Time of Closing, all documents and information received by the Purchaser from the Vendor and the Corporation, and their respective auditors and solicitors, shall be treated by the Purchaser as confidential information and will not be disclosed to others by the Purchaser, except to its solicitors, auditors and bankers, provide that they have agreed to be bound by the confidentiality obligations contained herein.

         (c) NON-RESIDENT
         The Purchaser is not a non-resident of Canada for the purposes of Part 1 of the Income Tax Act (Canada) as amended.

                                    SECTION 4
                               PURCHASE OF SHARES

4.01     PURCHASE PRICE FOR PURCHASED SHARES

         Based upon the representations, warranties, undertakings and covenants set forth in Sections 2 and 3, the Purchaser shall purchase and the Vendor shall sell to the Purchaser the Purchased Shares for One Dollar ($1.00).

4.02     EFFECTIVE DATE FINANCIAL STATEMENTS
         (a) Effective Date Financial Statements shall mean the financial statements for the Corporation as at the Effective Date, which statements shall be internally prepared by the Corporation in accordance with Generally Accepted Accounting Principles, subject to the limitations in subsection 1.01(i), and consistent with previous years Financial Statements.

         (b) In the event that a matter arises with respect to the Effective Date Financial Statements which the parties can not agree upon, then this matter shall be referred to an independent accountant agreeable to both parties and the determination of such accountant shall be final and biding on the parties hereto.

4.03     DELIVERY OF SHARES
         Subject to the fulfillment of all the terms and conditions hereof (unless waived as herein provided), at the Time of Closing, the Vendor shall deliver to the Purchaser a certificate or certificates representing all the Purchased Shares, duly endorsed for transfer, and will cause the transfer of such shares to be duly and regularly recorded on the books of the Corporation in the name of the Purchaser. All such share certificates shall be fully transferable on the books of the Corporation and endorsed for transfer or in a manner satisfactory to counsel for the Purchaser. The delivery of such shares shall be against receipt in full of the consideration specified in Section 4 hereof.

                                    SECTION 5
                             COMPLETION OF PURCHASE

5.01     PURCHASER'S CONDITIONS
         The obligation of the Purchaser to complete the purchase of the Purchased Shares contemplated herein, is subject to the fulfillment of each of the following conditions at or before the Time of Closing (or such other date as may be provided) unless waived in writing by the Purchaser:

         (a) The Vendor shall have executed, delivered and performed all agreements on its part to be performed hereunder; all representations and warranties contained in Section 2 shall be true at the Time of Closing, without any changes permitted under this Section, except such changes as may have been approved in writing by the Purchaser; and at the Time of Closing the Purchaser shall have been furnished with a certificate from the Vendor to the effect that such representations and warranties are true without changes as aforesaid.

         (b) No litigation or proceeding shall be pending or threaten to restrain, set aside or invalidate the transaction contemplated by, or to obtain substantial damages in respect of, this Agreement or the Vendor's ownership of the Purchased Shares, or operation of the Business.

         (c) The Vendor shall have delivered to the Purchaser resignations of all directors and officers of the Corporation, and shall have caused the election of a director or directors designated by the Purchaser.

         (d) All necessary steps and corporate proceedings, as approved by counsel for the Purchaser, shall have been taken to permit the Purchased Shares to be duly and regularly transferred to the Purchaser.

         (e) The Purchaser shall have received an opinion of counsel for the Vendor in a form satisfactory to counsel for the Purchaser including matters such as:

             i)     the due incorporation and organization of the Corporation;

             ii)    the authorized and issued capital of the Corporation;

             iii) all the issued and outstanding shares of the Corporation having been duly issued and allotted as fully paid and non-assessable;

             iv) confirming that there is nothing in the corporate charter documents prohibiting the Corporation from owning its Assets and conduct its business;

             v) all necessary corporate action and proceedings have been taken to permit the due and valid transfer at the Time of Closing from the Vendor to the Purchaser of the Purchased Shares; and

             vi) the obligations of the Vendor in the Share Purchase Agreement and any ancillary agreements are legal, valid and binding obligations of the Vendor enforceable against the Vendor in accordance with its terms.

         (f) There shall be no loans outstanding between the Corporation and the Vendor or persons with whom the Corporation or the Vendor is not dealing at arm's length;

         (g) There shall have been no substantial damage by fire or other hazard to the physical Assets of the Corporation. In the event such damage has occurred, the Purchaser shall have the option of completing the transaction contemplated herein and directing the Vendor to cause the Corporation to accept the proceeds of the Insurance policies covering such fire or loss or of rescinding this Agreement.

         (h) The Vendor shall have delivered to the Purchaser an Indemnity Agreement in the form attached as Schedule 9.

         (i) There shall have been no change in the legal and beneficial ownership of the material Assets owned by the Corporation since the execution of this agreement excluding inventory sold or substituted and account receivables collected in the ordinary course of business.

         (j) The Purchaser shall have confirmed in writing that the Vendor may continue to use the occupied space at 14 Meteor Drive currently used by the Corporation for seven (7) months rent-free. It is understood that if the Vendor vacates such premises and give 30 days' notice to the Corporation, the Corporation will also be required to vacate the premises without any compensation for any remaining rent free period.

         (k) The Vendor shall have facilitated the assignment of the indebtedness and security held by 488605 Ontario Limited and Ruth Margel in the Corporation in exchange for payment from the Purchaser to them of One Hundred and Seventy Thousand Dollars ($170,000.00) to be delivered to them on Closing by the Purchaser.

         (l) certified copies of (i) the charter documents and extracts from the by-laws of the Vendor and the Corporation relating to the execution of documents; (ii) all resolutions of the shareholders, the board of directors or any duly authorized committee thereof, of the Vendor and the Corporation approving the entering into of this Agreement and the Ancillary Agreements and the completion of all transactions contemplated hereunder and thereunder; and
(iii) all other instruments evidencing necessary action of the Vendor and the Corporation and of authorizations, if any, with respect to such matters.

         (m) certificates of an officer of the Vendor certifying the names and true signatures of its officers authorized to sign this Agreement and the Ancillary Agreements to be delivered hereunder.

         (n) a certificate of status, compliance, good standing or like certificate with respect to the Corporation and the Vendor issued by appropriate government officials of the jurisdiction of its incorporation.

         (o) evidence that all necessary steps and proceedings as approved by counsel for the Purchaser, acting reasonably, to permit all of the Purchased Shares to be fully and regularly transferred to the Purchaser have been taken.

         (p) duly executed resolutions of the Vendor in its capacity as a shareholder of the Corporation, authorizing the completion of all related transactions and the transfer of the shares thereof to the Purchaser.

         (q) evidence satisfactory to the Purchaser that all encumbrances other than permitted encumbrances have been discharged or released as of the Closing Date.

         (r) the Purchaser shall have completed an assignment of all of the indebtedness (and security) owed by the Corporation to NTN Interactive Network Inc. and Chell Group Corporation for $1.00 in each case, on terms satisfactory to the Purchaser.

If any such conditions shall not be fulfilled at the Time of Closing (or such other date as may be provided), the Purchaser may rescind this Agreement by notice to the Vendor and in such event the Purchaser and Vendor shall be released from all obligations hereunder.


                                    SECTION 6
                               VENDOR'S CONDITIONS

6.01     Vendor's Conditions
         The obligations of the Vendor to complete the transactions contemplated by this Agreement shall be subject to the satisfaction of, or compliance with, at or before Closing, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Vendor and may be waived by the Vendor in whole or in part):

             (a) Truth and Accuracy of Representations of the Purchaser at Closing Time - All of the representations and warranties of the Purchaser made in or under this Agreement, including, without limitation, the representations and warranties made by the Purchaser shall be true and correct in all material respects as at the Closing Date and with the same effect as if made at and as of the Closing Date (except as such representations and warranties may be affected by the occurrence of events or transactions contemplated and permitted hereby) and the Vendor shall have received a certificate from a senior officer of the Purchaser confirming the truth and correctness in all material respects of such representations and warranties of the Purchaser.

             (b) Performance of Agreements - The Purchaser shall have performed or complied with, in all respects, all of its other obligations, covenants and agreements under this Agreement.

             (c) Receipt of Closing Documentation - All documentation and assurances relating to the performance by the Purchaser of its obligations under this Agreement shall be satisfactory to the Vendor and their counsel, acting reasonably, and the Vendor shall have received copies of all such documentation or other evidence as they may reasonably request in order to establish the consummation of the transactions contemplated under this Agreement and the taking of all corporate proceedings in connection with those transactions in compliance with this Section 6, in form (as to certification and otherwise) and substance satisfactory to the Vendor and its counsel.

             (d) Closing Documentation - The Vendor shall have received at or before the Closing Time sufficient duly executed original copies of the following:

                    (i)  certificate of incumbency of the Purchaser; and

                    (ii) certificate of compliance of the Purchaser.

             (e) Opinion of Counsel for Purchaser - The Vendor shall have received from counsel for the Purchaser an opinion dated the Closing Date, in form satisfactory to counsel for the Vendor, respecting, inter alia, the matters set forth this Agreement.

             (f) No Actions Taken Restricting Sale - No action or proceeding in Canada by law or in equity shall be pending or threatened by any person, firm, corporation, government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit the purchase and sale of the shares contemplated under this Agreement.

             (g) Payment of Purchase Price - The Purchaser shall have tendered to the Vendor the certified cheques or evidence of wire transfer for the portion of the Purchase Price and the amount required in section 5.01(k) payable at Closing.

             (h) Consents, Authorizations and Registrations - All consents, approvals, orders and authorizations of or from governmental or regulatory authorities required in connection with the completion of the transactions contemplated in this Agreement shall have been obtained on or prior to Closing.

                                    SECTION 7
                                     GENERAL

7.01     ACCESS TO PREMISES AND RECORDS
         Subject to the provisions of Section 3 hereof and until the Closing Date, the Purchaser and its counsel, accountants, appraiser and other advisors shall have full and complete access to the premises, books, leases and other records of the Corporation for the purpose of investigating the business and affairs of the Corporation and at the Time of Closing, such books, leases and other records shall be delivered to the Purchaser.

7.02     GUARANTEES OF VENDOR
         It shall be a condition of closing in favour of the Vendor that satisfactory arrangements shall have been made at the Time of Closing to release the Vendor from any personal guarantees of the liabilities of the Corporation to which the Corporation may be subject.

7.03     EXPENSES
         Save as expressly provided for herein, each party shall be responsible for its own legal and audit fees and other charges incurred in connection with the purchase and sale of the Purchased Shares, the preparation of this Agreement and all negotiations between the parties and the consummation of the transactions contemplated hereby; and no fees or expenses in connection with the matters contemplated in this Share Purchase Agreement shall be paid or payable by the Corporation.

7.04     COMMISSIONS, ETC.
         (a) The Vendor agrees to indemnify and save harmless the Purchaser from and against any claims whatsoever for any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who has acted for the Vendor in connection with the sale of the Purchased Shares; and

         (b) The Purchaser agrees to indemnify and save harmless the Vendor from and against any claims whatsoever for any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who has acted for the Purchaser in connection with the purchase and sale of the Purchased Shares.

7.05     NO WARRANTY
The Purchaser acknowledges that it is accepting the Assets on an "as is" basis and that no representation or warranty as to fitness or condition of the Assets has been given to the Purchaser by the Vendor or the Corporation.

7.06     COVENANTS AND NON-MERGER
         All covenants and agreements contained herein shall survive the closing of the Purchase and Sale of shares herein provided for and notwithstanding such closing shall, subject to the express limitations in
Section 2 and 3 hereof, continue and remain in full force and effect unless the same shall have been waived by the parties hereto on or before the Closing Date.

7.07     TIME OF THE ESSENCE
         Time shall be of the essence of this Agreement.

7.08     GOVERNING LAW
         This Agreement shall be construed in accordance with the laws of the Province of Ontario.

7.09     CLOSING
         The closing of this transaction shall take place at the Time of Closing on the Closing Date at the offices of Harris + Harris LLP, 2355 Skymark Avenue, Suite 300, Mississauga, Ontario, L4W 4Y6 or such other time and location as the parties hereto shall agree.

7.10     CONFIDENTIALITY
         During the pendency of this agreement, and if the transaction contemplated hereby is not completed, the Purchaser will not, and shall ensure that any advisers or other representatives employed by it shall not, directly or indirectly, use for its or their own purposes or communicate to any other person any confidential information or trade secrets relating to the Corporation or to its business which become known to the Purchaser or its advisers or other representatives as a result of the Vendor making the same available in connection with this transaction.

7.11     PUBLIC NOTICE
         Subject to laws requiring disclosure, no press release or other announcement concerning this transaction shall be made by the Vendor or by the Purchaser without the prior approval of the other, such approval not to be unreasonably withheld.

7.12     COUNTERPARTS
         It is understood that this Agreement shall be equally valid and binding if executed by facsimile or by original signature and may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of the date above written.

7.13     NOTICES
         Any notice or other instrument required or permitted to be given under the provisions of this Agreement shall be in writing and if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received three business days after the post-marked date thereof, or if faxed, shall be deemed to have been received on the same day as dispatch and acknowledgment of receipt by the recipient's fax machine or if delivered by hand shall be deemed to have been received at the time it is delivered. Notice of change of address shall also be governed by this paragraph. Notices shall be addressed as follows:

                      To the Vendor:
                      Chell Group Corporation
                      14 Meteor Drive
                      Toronto, Ontario
                       M9W 1A4
                      Facsimile No: 416-675-8838

                      with a copy to:
                      Morrison, Brown Sosnovitich LLP
                      Barristers & Solicitors
                      1 Toronto Street
                      Suite 910PO Box 29
                      Toronto, Ontario
                      M5C 2V6
                      Facsimile No: 416-368-6068

                      To the Purchaser:
                      DVOD Network Inc.
                      3816A Victoria Park
                      Toronto, Ontario
                      M2H 3H7

                      Telephone No.:  (416) 491-7454 ext 222
                      Facsimile No.:  (416) 491-5168

                      Attention:  Brad Schroeder

                      With a copy to:
                      Harris + Harris LLP
                      2355 Skymark Avenue
                      Suite 300
                      Mississsauga, Ontario
                      L4W 4Y6

                      Telephone No.:  (905) 629-7800
                      Facsimile No.:  (905) 629-4350

                      Attention:  Gregory H. Harris

7.13     HEIRS, SUCCESSORS & ASSIGNS
         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

7.14     ASSIGNMENT
         The Purchaser shall have the right to assign this Agreement and all its rights hereunder to another non-Canadian resident by giving notice of assignment to the Vendor wherein all references to the Purchaser herein shall then be referenced to its assignee provided that it shall not release the Purchaser from any obligations hereunder.

         IN WITNESS WHEREOF this agreement has been executed by the parties hereto.

                                CHELL GROUP CORPORATION


                                By:  /s/ Stephen McDermott                 C.S.
                                     -------------------------------------
                                     Authorized Signing Officer
                                I have authority to bind the Corporation.

                                DVOD NETWORKS INC.


                                By:  /s/ Brad Schroeder                    C.S.
                                     -------------------------------------
                                     Authorized Signing Officer
                                I have authority to bind the Corporation.

                                   SCHEDULE 1
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(Please attach year end Financial Statements and interim Financial Statements to January 31, 2003)

                                   SCHEDULE 2
                                LIST OF CONTRACTS
--------------------------------------------------------------------------------


Please list here all of the contracts/leases with the hotels. In addition the contracts with the studios for the non-theatrical usage of the media should be listed.


Any other contract should also be considered.

                                   SCHEDULE 3
                     LIST OF EMPLOYMENT AGREEMENTS, PENSION
                  OR PROFIT SHARING PLAN AND/OR UNION AGREEMENT
--------------------------------------------------------------------------------


(Describe any pension etc. agreements. In addition, list details of the employees, their date of hire, job position, pay and age.)

                                   SCHEDULE 4
                              INTELLECTUAL PROPERTY
--------------------------------------------------------------------------------


(Please describe all Intellectual Property of the Corporation, including any trade marks, patents, tradenames.)

                                   SCHEDULE 5
                                 LIST OF LEASES
--------------------------------------------------------------------------------


PREMISES


Describe all of the premises leased by the Corporation













OTHER LEASES

List any other leased equipment

                                   SCHEDULE 6
                              intentionally deleted
--------------------------------------------------------------------------------

                                   SCHEDULE 7
                           LIST OF INSURANCE COVERAGE
--------------------------------------------------------------------------------

                                   SCHEDULE 8
                                 LIST OF ASSETS
--------------------------------------------------------------------------------


ON LOCATION AND HOTELS
----------------------


Describe those Assets














ASSETS IN WAREHOUSE
-------------------

Describe the unassigned Assets

                                   SCHEDULE 9
                               INDEMNITY AGREEMENT
--------------------------------------------------------------------------------


Re: DVOD Network Inc. ("Purchaser") purchase of shares in GALAVU ENTERTAINMENT NETWORK INC. (the "Corporation") from CHELL GROUP CORPORATION ("Vendor") pursuant to an agreement dated April25, 2003 (the "Agreement"). All undefined capitalized terms in this Indemnity Agreement shall have the meaning ascribed to in the Agreement.

1.       INDEMNITY & HOLD HARMLESS

         The Vendor, hereby covenants and agrees that, notwithstanding the closing, the delivery of any instruments of conveyance, and any liquidation or dissolution or amalgamation of the Corporation and/or the Purchaser, and, subject to the limitations with respect to Brad Schroeder as set out in section
2.01 of the Agreement, regardless of any investigation at any time made by or on behalf of the Purchaser or of any information the Purchaser may have in respect thereof, the Vendor, shall indemnify and hold harmless the Purchaser (and any Purchaser successor) from, for and against any loss, damage, liability or deficiency (including without limitation, attorneys' fees and other costs and expenses incident to any suit, action, investigation or other proceeding) arising out of or resulting from, and will pay the Purchaser on demand the full amount of any sum which the Purchaser may pay or become obligated to pay on account of:

         (a) any inaccuracy in any representation or the breach of any warranty made by or in respect of the Corporation or the Vendor;

         (b) any federal, provincial, local or other tax of any nature arising out of any event or state of facts occurring or existing at or prior to the Effective Date, which are not disclosed on the Effective Date Closing Statements of the Corporation, the Schedules to the Agreement or the Disclosure Letter as that term is defined in the Agreement, including, without limitation, any transfer duty or excise and/or sales taxes

         (c) any failure of the Vendor to duly perform or observe any term, provision, covenant, agreement or condition hereunder on the part of the Vendor to be performed or observed;

2.       INDEMNITY & HOLD HARMLESS

         The Purchaser, hereby covenants and agrees that, notwithstanding the Closing, the delivery of any instruments of conveyance, and any liquidation or dissolution or amalgamation of the Corporation and/or the Purchaser, and regardless of any investigation at any time made by or on behalf of the Vendor or of any information the Vendor may have in respect thereof, the Purchaser, shall indemnify and hold harmless the Vendor (and any Vendor successor) from, for and against any loss, damage, liability or deficiency (including without limitation, attorneys' fees and other costs and expenses incident to any suit, action, investigation or other proceeding) arising out of or resulting from, and will pay the Vendor on demand the full amount of any sum which the Vendor may pay or become obligated to pay on account of:

         (a) any inaccuracy in any representation or the breach of any warranty made by or in respect of the Purchaser;

         (b) any failure of the Purchaser to duly perform or observe any term, provision, covenant, agreement or condition hereunder on the part of the Purchaser to be performed or observed;

3.       COSTS & EXPENSES

         In addition, the Vendor, will indemnify and hold harmless the Purchaser (and any successor) from, for and against any costs and expenses (including attorneys' fees) which they or any of them may suffer or sustain in seeking to enforce the indemnification obligations of the Corporation or the Vendor.

         (a) The Purchaser shall only be entitled to indemnification as provided for in this Section as to any claim for indemnification which is submitted to the Corporation or the Vendor not later July 1, 2005;

         (b) The Purchaser shall not be entitled to any indemnification as to any claim for indemnification for which it has received, or is entitled to receive, payment pursuant to any of its insurance policies. The Purchaser agrees to promptly take all reasonable actions, in the regular course of its business, to obtain any insurance payments to which it is entitled. In the event any insurance payment has not been received at the time that an amount is due the Purchaser pursuant to the provisions hereof, then the amount so due shall be paid in full by the Vendor and the Purchaser shall assign to the Vendor the right to receive said payment. To the extent the Purchaser receives any payment pursuant to any of its insurance policies as to a claim for indemnification that it has previously received payment from the Vendor hereunder, then in such event, the Purchaser shall promptly reimburse the Vendor to the extent of any such duplicate payment received.

4.       RECOVERY AND SETTLEMENT OF CLAIMS

         The following additional rules shall apply to any claims (in this subsection referred to as a "Claim") made with respect to any representation, indemnity or confirmation referred to hereinbefore.

         (a) promptly after becoming aware of any matter that may give rise to a Claim the person or persons entitled to make the Claim (herein referred to as the "Claimant") shall provide each of the person or persons against whom the Claim will be or would be made (herein referred to collectively as the "Respondent") with written notice of the Claim, specifying with reasonable particularity (to the extent that information is available) the relevant facts and an approximate estimate of the potential quantum of the Claim, if such estimate is feasible in the circumstances;

         (b) in the event that the Claim relates to liability of the Claimant to any other person (including without limitation Her Majesty or any governmental body or agency) (hereinafter referred to as a "Third Party Liability") which is of a nature such that the Claimant is required by applicable law to make a payment to a third party with respect to the Claim before the completion of the settlement negotiations or related legal proceedings, the Claimant may make such payment and forthwith demand reimbursement for such payment from the Respondent in accordance with the other provisions of the Agreement; provided that if the amount of any liability described herein as finally determined on the completion of settlement negotiations or related legal proceedings is less than the amount which was paid by the Respondent in respect of the related Claim, the Claimant shall forthwith following the final determination pay to the Respondent the amount by which the amount of the liability finally determined is less than the amount which was so paid by the Respondent;

         (c) the Claimant shall not negotiate, settle, compromise or pay any Third Party Liability as to which it proposes to assert a Claim, except with the prior consent of the Respondent (which consent shall not be unreasonably withheld);

         (d) the Claimant shall not cause any right to appeal in respect of any Third Party Liability which is or might become the basis of a Claim to terminate without giving the Respondent written notice thereof and an opportunity to contest such Third Party Liability;

         (e) with respect to any Third Party Liability, providing the Respondent first admits the Claimant's Claim to the extent of any binding determination or settlement in connection with such Third Party Liability (or enters into arrangements otherwise satisfactory to the Claimant), in any legal or administrative proceeding in connection with the matters forming the basis of the Third Party Liability, the following procedures will apply:

             i) the Respondent will have carriage of the settlement of the Third Party Liability and the conduct of any related legal or administrative proceedings, but the Claimant will have the right and shall be given the opportunity to associate with the Respondent in the settlement of the Third Party Liability and the conduct of related legal or administrative proceedings (including consultation with counsel) and the Claimant shall have the right to disagree on reasonable grounds with the selection and retention of counsel, in which case counsel satisfactory to both Claimant and Respondent shall be retained by the Respondent;

             ii) each of the Claimant and the Respondent will fully cooperate with the other in all things relating to the Third Party Liability, will keep the other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it becomes available) and will designate a senior officer who will keep himself informed about and be prepared to discuss the Third Party Liability with his counterpart and with counsel at all reasonable times;

             iii) notwithstanding subsection (i) and (ii) above but subject to the other provisions of the Agreement, the Respondent shall not settle the Third Party Liability or conduct any related legal or administrative proceeding in a manner which would, in the opinion of the Claimant, acting reasonably, have a material adverse impact on the Claimant except with the Claimant's prior written consent; and

             iv) the Respondent will indemnify and hold harmless the Claimant of and from any cost, loss, damage or expense incurred or suffered as a result of the Respondent's settlement of the Third Party Liability or conduct of any related legal or administrative proceeding;

         (f) a Claimant shall pursue any Claim made by that Claimant under the Agreement with reasonable diligence and dispatch.


DATED this 25th day of April, 2003.

                               CHELL GROUP CORPORATION



                                 By:  /s/ Stephen McDermott                 C.S.
                                      -----------------------------------------
                                      Authorized Signing Officer
                                 I have authority to bind the Corporation.

                                 DVOD NETWORKS INC.



                                 By:  /s/ Brad Schroeder                    C.S.
                                      -------------------------------------
                                      Authorized Signing Officer

                                 I have authority to bind the Corporation.

SCHEDULE 10
LITIGATION
--------------------------------------------------------------------------------

(Please list all ongoing litigation, both for and against the Corporation together with any threatened litigation.)

                                   SCHEDULE 11
                AGREEMENTS REGARDING FEDERAL AND PROVINCIAL TAXES
--------------------------------------------------------------------------------

                                   SCHEDULE 12
                                DISCLOSURE LETTER
--------------------------------------------------------------------------------

================================================================================



                            SHARE PURCHASE AGREEMENT




B E T W E E N:





                               DVOD NETWORKS INC.

                                   "Purchaser"


                                     - and -


                             CHELL GROUP CORPORATION

                                    "Vendor"







================================================================================